                                                                    EXHIBIT 10.8


                          TERMINATION OF SERVICES AND
                           INDEMNIFICATION AGREEMENT


     This Termination of Services and Indemnification Agreement is made by and between Concentric Network Corporation (the "Company") and Marc Collins-Rector ("Collins-Rector") and Chad Shackley (together with Collins-Rector, "Founders").

     WHEREAS, Founders wish to sell certain of their shares of Class A Common Stock of the Company to certain investors;

     WHEREAS, such investors have requested that the Company make certain representations and warranties in the stock purchase agreement relating to Founder's sale of Class A Common Stock of the Company;

     WHEREAS, the Company wishes Founders to enter into market standoff agreements with respect to all securities of the Company held by Founders;

     WHEREAS, the Company wishes Founders to assist the Company in obtaining market standoff agreements from all other holders of the Company's securities;

     NOW THEREFORE, in consideration of the mutual promises made herein, the Company and Founders hereby agree as follows:

     1. The Company agrees to make the representations and warranties set forth in the Stock Purchase Agreements dated as of February ___, 1996 among Founders, the Company and the purchasers of shares of Class A Common Stock of the Company set forth on each Stock Purchase Agreement.

     2. Founders will defend, indemnify and hold harmless the Company from and against any loss, damage, settlement or expense (including attorney's fees) incurred by the Company and arising from or related to any breach by the Company of its representations and warranties in the Stock Purchase Agreements; provided that Founders shall not be liable in any such case to the extent that such breach arises out of the Company's gross negligence, recklessness or intentional act.

     3. Founders hereby resign from all their positions as employees of the Company and Collins-Rector hereby resigns from his position as a member of the Company's Board of Directors as of the date of this Agreement. The Company shall have no obligation to pay any severance or other compensation to Founders.

     4. The Company and Collins-Rector hereby agree that the vacancy on the Company's Board of Directors caused by Collins-Rector's resignation will be filled by a nominee designated by GS Capital Partners L.P. and reasonably acceptable to the other members of the Company's Board of Directors, which appointment will be made prior to an initial public offering of the Company's securities.

     5. Immediately prior to an initial public offering of the equity securities of the Company, Founders will enter into a market standoff agreement substantially in the form attached hereto as Exhibit A (the "Market Standoff Agreement") with respect to all securities of the Company owned as of the date of the Market Standoff Agreement or acquired thereafter.

     6. Founders will use their best efforts to cause all holders of securities of the Company to enter into a market standoff agreement in form and substance similar to the Market Standoff Agreement.

     7. Founders shall diligently and in a timely fashion assist the Company in preparing the necessary registration statement and related disclosure documentation, in connection with an initial public offering of the Company's shares of Common Stock (the "IPO"), and in clearing such registration statement with the Securities and Exchange Commission and applicable state securities commissions and shall provide such other services and assistance in connection with the IPO as the Company shall reasonably request.

     8. Founders shall refrain from taking or omitting to take any action or making or omitting to make any statements that would prevent, delay or interfere with the IPO.

     9. Founders shall maintain the confidentiality of all confidential and proprietary information of the Company. Founders shall return all Company property and confidential and proprietary information in their possession within five business days from the date hereof.

    10. The Company hereby agrees that it shall have filed a registration statement on Form S-8 covering such number of shares of Common Stock of the Company underlying options held by Founders and Randy Maslow as are eligible for registration on a Form S-8 and that the Company shall use its best efforts to have such registration statement declared effective prior to the termination of the Market Standoff Agreement.

    11. The Company agrees to amend the Option Agreement granting Collins-Rector the option to purchase 800,000 shares of Common Stock (the "Options") dated as of August 19, 1994 between the Company and Collins-Rector to allow for the net exercise of the Options. On the date the Company is able to register securities on Form S-3, upon the request of Collins-Rector, the Company agrees to promptly file a shelf registration on Form S-3 (the "Shelf Registration") relating to the shares of Common Stock of the Company underlying the Options (i) which cannot be sold pursuant to Rule 701 or are not the subject of an effective Form S-8 registration statement or (ii) which cannot be sold within four months from such date under Rule 144 (or any successor provision) under the Securities Act of 1933, as amended. In the event the Company is required to file or files the Shelf Registration pursuant to the prior sentence, if the Board of Directors of the Company, in its good faith judgment, determines at any time that the filing of the Shelf Registration or the sale of securities pursuant to the Shelf Registration should not be made or continued because it would materially interfere with any material financing, acquisition, corporate reorganization or merger or other transaction involving the Company or any of its subsidiaries (a "Valid Business Reason"), the Company may postpone the filing of the Shelf Registration or the sale of any securities pursuant to the Shelf Registration, and Collins-Rector shall not sell any securities pursuant to the Shelf Registration, until such Valid Business Reason no longer exists, but in no event for more than six months; and the Company shall give written notice of its determination to so postpone and of the fact that the Valid Business Reason for such postponement no longer exists, in each case, promptly after the occurrence thereof.

    12. The Company agrees to amend the Option Agreement granting Chad Shackley the option to purchase 800,000 shares of Common Stock (the "Options") dated as of August 19, 1994 between the Company and Chad Shackley to allow for the net exercise of the Options. On the date the Company is able to register securities on Form S-3; upon the request of Chad Shackley, the Company agrees to promptly file a shelf registration on Form S-3 (the "Shackley Shelf Registration") relating to the shares of Common Stock of the Company underlying the Options (i) which cannot be sold pursuant to Rule 701 or are not the subject of an effective Form S-8 registration statement or (ii) which cannot be sold within four months from such date under Rule 144 (or any successor provision) under the Securities Act of 1933, as amended. In the event the Company is required to file or files a Shackley Shelf Registration pursuant to the prior sentence, if the Board of Directors of the Company, in its good faith judgment, determines at any time that the filing of the Shackley Shelf Registration or the sale of securities pursuant to the Shackley Shelf Registration should not be made or continued because it would materially interfere with any Valid Business Reason, the Company may postpone the filing of the Shackley Shelf Registration or the sale of any securities pursuant to the Shackley Shelf Registration, and Chad Shackley shall not sell any securities pursuant to the Shackley Shelf Registration, until such Valid Business Reason no longer exists, but in no event for more than six months; and the Company shall give written notice of its determination to so postpone and of the fact that the Valid Business Reason for such postponement no longer exists, in each case, promptly after the occurrence thereof.

    13. This Agreement shall be governed by the laws of the State of California.

    14. The parties hereto expressly agree that GS Capital Partners, L.P. and Kleiner Perkins Caufield & Byers are third party beneficiaries to this Agreement and shall have the right to enforce their rights hereunder.

    15. This Agreement may be signed in counterparts, and each counterpart shall have the same force and effect as an original and shall constitute an effective, binding agreement on the part of each of the undersigned.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of this ___________ day of February 1996.


                                        CONCENTRIC NETWORK CORPORATION


                                        By: /s/ Michael Anthofer
                                            ------------------------------------
                                            Michael Anthofer
                                            Vice President and CFO



                                        FOUNDERS


                                        /s/ Marc Collins-Rector
                                        ----------------------------------------
                                        Marc Collins-Rector



                                        /s/ Chad Shakley
                                        ----------------------------------------
                                        Chad Shackley